Property, equipment and software, net (Tables)	12 Months Ended
Dec. 31, 2018
Property, equipment and software, net
Schedule of property, equipment and software, net

	As of
	December 31
	2017	2018
	RMB	RMB
Computer and electronic equipment	7,737	11,239
Software	3,008	3,705
Office furniture and equipment	1,234	1,106
Total	11,979	16,050
Less: Accumulated depreciation and amortization	(5,332)	(8,244)
Property, equipment and software, net	6,647	7,806